February 10, 1999

                     Application Inside

      Lord Abbett


     Series Fund, Inc.
     -------------------------------
       Mid-Cap Value Portfolio


                                   PROSPECTUS


                                     [LOGO]

Investment Manager and Underwriter
Lord, Abbett & Co. and Lord Abbett Distributor LLC
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203
212-848-1800

Custodian
The Bank of New York
48 Wall Street
New York, New York 10286

Transfer Agent and Dividend
Disbursing Agent
United Missouri Bank of Kansas City, N. A.
Tenth and Grand
Kansas City, Missouri 64141

Shareholder Servicing Agent
DST Systems, Inc.
P. O. Box 419100
Kansas City, Missouri 64141
800-821-5129

Auditors
Deloitte & Touche LLP                       Lord Abbett Series Fund, Inc.
                                            The General Motors Building
Counsel                                     767 Fifth Avenue
Debevoise & Plimpton                        New York, New York 10153-0203

Printed in the U. S. A.

LASF-1 199

(1/99)

This Prospectus sets forth concisely the information about the Mid-Cap Value Portfolio (" we" or the "Portfolio") of Lord Abbett Series Fund, Inc. (the "Fund") that you should know before investing. Please read this Prospectus before investing and retain it for future reference.

The investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. There can be no assurance that this objective will be achieved.

The Statement of Additional Information dated February 10, 1999 has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. You may obtain it, without charge, by writing to the Fund or by calling 800-874-3733. Ask for "Part B of the Prospectus - the Statement of Additional Information."

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank. Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Portfolio involves risks, including the possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION Net PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

LORD ABBETT
SERIES FUND, INC.
     MID-CAP VALUE PORTFOLIO

PROSPECTUS
  February 10, 1999



       TABLE OF CONTENTS                              PAGE
      How We Invest                                   2

      Risk Factors                                    2

      Portfolio Management                            2

      Purchases and Redemptions                       2

      Dividends and Distributions                     2

      Our Management                                  3

      Investment Policies, Risks and Limits           3

      Objective, Restriction and
        Policy Changes                                4

      Tax Status                                      5

      Asset Value                                     5

      Performance                                     5






LORD, ABBETT & CO.
Investment Management
A Tradition of Performance Through Disciplined Investing

The General Motors Building
767 Fifth Avenue o New York o New York o 10153
(800) 426-1130

HOW WE INVEST


     We primarily invest in common stocks of midsized companies while utilizing a value approach to investing. The Fund generally focuses on companies with market capitalizations of roughly $500 million to $5 billion, but not less than approximately $50 million. Selection of stocks is based on appreciation potential, without regard to current income. Normally, at least 65% of our total assets will consist of investments in mid-cap companies, determined at the time of purchase.

     Our investment portfolio is diversified among many issues representing various industries. The holdings in our portfolio typically are selected for their potential for significant market appreciation from growing recognition of substantial improvement in the Company's financial results or increasing anticipation of such improvement. This potential may derive from such factors as
(i) changes in the economic and financial environment, (ii) new or improved products or services, (iii) new or rapidly expanding markets, (iv) changes in management or structure of the company, (v) price increases, (vi) improved efficiencies resulting from new technologies or changes in distribution or (vii) changes in governmental regulations, political climate or competitive conditions.

See "Investment Policies, Risks and Limits."


RISK FACTORS

The value of your investment will fluctuate in response to stock market movements. The Fund employs other investment practices such as investments in foreign securities and other securities, that could adversely affect performance. Before you invest, please read "Investment Policies, Risks and Limits."

PORTFOLIO MANAGEMENT

Edward K. von der Linde, Executive Vice President and portfolio manager of the Fund is primarily responsible for the day-to-day management of the Fund. Mr. von der Linde has been with Lord Abbett since 1988 and has over 12 years of investment experience. Mr. von der Linde is assisted by Howard E. Hansen.

PURCHASES AND REDEMPTIONS

Lord Abbett Distributor LLC (" Lord Abbett Distributor"), located at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203, is the distributor of the shares of the Portfolio. Shares of the Class (the "shares") are currently issued and redeemed only in connection with investment in and payments under certain variable annuity contracts issued by life insurance companies and their affiliates (" Life Companies"). The shares are purchased and redeemed at net asset value. Lord Abbett Distributor and the Fund each reserves the right to suspend, change or withdraw the offering of shares of any Portfolio or Portfolios or any of the terms of such offering.

     In selecting broker-dealers to execute portfolio transactions for the Fund's Portfolio, if two or more brokerdealers are considered capable of best execution, the Fund may prefer the broker-dealer who has sold Fund shares through the sale of such Variable Contracts.

Shareholder Servicing Plan. Under the Shareholder Servicing Plan (the "Plan"), the Portfolio, on behalf of the Class, may make payments to Lord Abbett Distributor for remittance to a Life Company for certain shareholder servicing activities of such Life Company, provided that such remittances in the aggregate do not exceed 0.25 of 1%, on an annual basis, of the average daily net asset value of shares of the Portfolio sold to such Life Company to be used as the underlying investment for variable life insurance and variable annuity contracts (" Variable Contracts").

     The Plan is intended to provide additional incentives to Life Companies to provide continuing information and investment services to variable life insurance policyholders and variable annuity contract owners who invest in the Portfolio and to encourage such persons to remain invested in the Portfolio. Variable annuity contract owners should refer to the fee table section of their separate account prospectuses for further information with respect to the effect of the Plan on their annuity contract expenses.

DIVIDENDS AND DISTRIBUTIONS

All dividends and distributions are distributed to the shareholders and will be payable in shares or cash at the election of shareholders. The Life Companies, with respect to shares held by their separate accounts, have elected, and intend to continue to elect, to receive dividends and distributions in shares. Dividends and distributions are made at such frequency and in such amount as to assure compliance with the Internal Revenue Code.

OUR MANAGEMENT

The Fund is supervised by a Board of Directors, an independent body which has ultimate responsibility for the Fund's activities. The Board has retained Lord Abbett as investment manager pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 70 years and currently manages over $32 billion in a family of mutual funds and other advisory accounts. Lord Abbett provides similar services to twelve other funds having various investment objectives and also advises other investment clients. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

     In accordance with its view of present applicable law, the Fund views the separate account(s) of Life Companies as shareholders of the Fund having the right to vote Fund shares at any meeting of shareholders and will provide pass-through voting privileges to all contract owners. Life Companies will vote shares of the Fund held in the separate account(s) for which no timely voting instructions from contract owners are received, as well as shares they own, in the same proportion as those shares for which voting instructions are received. Additional information concerning voting rights is described in the separate account prospectuses.

     The Fund pays Lord Abbett a monthly fee, based on average daily net assets of the Portfolio for each month, at an annual rate of 0.75 of 1%. In addition, the Fund pays all expenses not expressly assumed by Lord Abbett.

The Fund. The Fund is a diversified open-end management investment company established in 1989. The Fund is a series fund currently comprised of four active Portfolios. This Prospectus offers only the single class of shares of the Mid-Cap Value Portfolio: the Variable Contract Class. Each share of common stock of the Fund, regardless of Class, has a par value of $. 001 per share and has one vote and an equal right to dividends and distributions which are affected by expenses unique to the class. All shares have noncumulative voting rights for the election of directors. Each share is fully paid, nonassessable and freely transferable. There are no liquidation, conversion or preemptive rights. The fiscal year-end of the Fund is December 31.

INVESTMENT POLICIES, RISKS AND LIMITS

The Fund is permitted to utilize, within limits established by the Board of Directors, the following investment policies in an effort to enhance the Fund's performance. These policies have risks associated with them. However, the Fund follows certain practices that may reduce these risks. To the extent the Fund utilizes some of these policies, its overall performance may be positively or negatively affected.

Securities Lending: The lending of securities to financial institutions which provide continuous collateral equal to the market value of the securities loaned.

     Risk: Delay in recovery of collateral and loss should the borrower of the security fail financially.

     Limit: Loans, in the aggregate, may not exceed 30% of the Fund's total assets.

Foreign Securities: Foreign securities are securities primarily traded in countries outside the United States.

     Risk: These securities are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U. S. markets. Other considerations include political and social instability, expropriations, higher transaction costs, currency fluctuations, nondeductible withholding taxes and different settlement practices.

     Limit: The Fund may invest up to10% of its assets at the time of investment in foreign securities.

Illiquid Securities: Securities traded on the open market, which may include illiquid Rule 144A securities.

     Risk: Certain securities may be difficult or impossible to sell at the time and price the seller would like.

     Limit: The Fund may invest up to 15% of its assets in illiquid securities. Securities determined by the Board of Directors to be liquid are not subject to this limitation.

The Fund serves as the underlying investment for Variable Contracts issued by the Life Companies.

Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), imposes certain diversification standards on the underlying assets of Variable Contracts held in any Portfolios of the Fund. The Code provides that a Variable Contract shall not be treated as an annuity contract or life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the Treasury Department, adequately diversified. Disqualification of a Variable Contract as an annuity contract or life insurance would result in imposition of federal income tax on contract owners with respect to earnings allocable to the Variable Contract prior to the receipt of payments under the Variable Contract. Section 817(h)(2) of the Code is a safe harbor provision which provides that contracts such as the Variable Contracts meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consists of cash, cash items, U. S. Government securities and securities of other regulated investment companies.

     On March 1, 1989, the Treasury Department released Regulations (Treas. Reg. 1.817-5), which established diversification requirements for the investment portfolios underlying Variable Contracts. The Regulations amplify the diversification requirements for Variable Contracts set forth in Section 817(h) of the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if (i) no more than 55 percent of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70 percent of such value is represented by any two investments; (iii) no more than 80 percent of such value is represented by any three investments; and (iv) no more than 90 percent of such value is represented by any four investments. For purposes of these Regulations, all securities of the same issuer are treated as a single investment.

     The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of Variable Contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

     The Portfolio will be managed in such a manner as to comply with these diversification requirements. It is possible that in order to comply with the diversification requirements, less desirable investment decisions may be made which would affect the investment performance of the Portfolio.

     The Portfolio has a name and an investment objective similar to that of the Lord Abbett Mid-Cap Value Fund, Inc. The performance of a separate account investing in the Portfolio is not expected to be the same as the performance of the Lord Abbett Mid-Cap Value Fund due in part to differences in their investments. Various insurance related costs at the Life Company's separate account will also affect performance.

     The Portfolio sells its shares to separate accounts of Life Companies that are unaffiliated with Lord Abbett. The Portfolio does not foresee any disadvantages to policyholders arising out of the fact that the Portfolio offers its shares to separate accounts of various Life Companies to serve as the investment medium for their variable products. Nevertheless, the Board of Directors intends to monitor events to identify any material irreconcilable conflicts that may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to arise, one or more Life Companies might be required to withdraw its investments in the Portfolio. This might force the Portfolio to sell securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell shares of the Portfolio to any Life Company or may suspend or terminate the offering of shares of any fund if such action is required by law or regulatory authority or is in the best interests of shareholders of the Portfolio.

For more information about investment policies, restrictions and risk factors, see the Statement of Additional Information.

OBJECTIVE, RESTRICTION AND POLICY CHANGES

We will not change our investment objective or our fundamental investment restrictions without shareholder approval. If we determine that our objective can best be achieved by a substantive change in investment policy, which may be changed without shareholder approval, we may make such change by disclosing it in our prospectus.

TAX STATUS

The Fund intends to cause the Portfolio to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. The Fund distributes all of its net income and gains to its shareholders (the separate accounts). The Portfolio is treated as a separate entity for federal income tax purposes and, therefore, the investments and results of the Portfolio are determined separately for purposes of determining whether the Portfolio qualifies as a "regulated investment company" and for purposes of determining net ordinary income (or loss) and net realized capital gains (or losses).

NET ASSET VALUE

Portfolio shares are sold and redeemed at a price equal to the share's net asset value. Net asset value per share is determined as of the close of the New York Stock Exchange on each day that the New York Stock Exchange is open for trading by dividing the net assets of each class by the number of shares outstanding for that class at the time of calculation. The daily net asset value per share is also determined once daily on each day (other than a day during which no such shares were tendered for redemption and no order to purchase or sell such shares was received by the Fund) in which there is a sufficient degree of trading in the Portfolio's securities that the current net asset value of the Portfolio's shares might be materially affected by changes in the value of the securities.

     Total assets are determined by adding the total current value of the Portfolio's securities, cash, receivables and other assets and subtracting liabilities. Portfolio shares are sold and redeemed at the net asset value next determined after receipt of the sales order or request for redemption.

     Securities that are listed on a securities exchange are valued at their closing sales price on the day of the valuation. Price valuations for listed securities are based on market quotations where the security is primarily traded or, if not available, are valued at the mean of the bid and asked prices on any valuation date. Unlisted securities in a Portfolio are primarily valued based on their latest quoted bid price or, if not available, are valued by a method determined by the Directors to accurately reflect fair value. Money market instruments maturing in 60 days or less are valued on the basis of amortized cost, which means that they are valued at their acquisition cost to reflect a constant amortization rate to maturity of any premium or discount, rather than at current market value.

PERFORMANCE

From time to time, advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Total return information will include the Portfolio's average annual compounded rate of return for a given period, based upon the value of the shares acquired through a hypothetical $1000 investment at the beginning of the specified period and the net asset or redemption value of such shares at the end of the period, assuming reinvestment of all dividends and distributions at net asset value. In lieu of or in addition to total return calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc., Business Week, Forbes or other industry publications.

     Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share can be expected to fluctuate over time. Further information about the Fund's performance is contained in the Annual Report to shareholders which may be obtained, without charge, by calling 800-874-3733.

--------------------------------------------------------------------------------

     This Prospectus does not constitute an offering in any jurisdiction in which such offer is not authorized or in which the person making such offer is not qualified to do so or to anyone to whom it is unlawful to make such offer.


     No person is authorized to give any information or to make any representations not contained in this Prospectus authorized or in supplemental sales material by the Fund and no person is entitled to rely upon any information or representation not contained herein or therein.

LORD ABBETT
Statement of Additional Information                            February 10, 1999
                          Lord Abbett Series Fund, Inc.

                             Mid-Cap Value Portfolio



This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at the General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated February 10, 1999.

Lord Abbett Series Fund, Inc. (sometimes referred to as "we" or the "Fund") was incorporated under Maryland law in 1989. The Fund has 1,000,000,000 shares of authorized capital stock consisting of four portfolios. This Statement of Additional Information offers the Variable Contract shares of the Mid-Cap Value Portfolio (the "Portfolio"). They are fully paid and non-assessable when issued and have no preemptive or conversion rights. Although no present plans exist to do so, further portfolios may be added in the future. The Investment Company Act of 1940, as amended (the "Act"), requires that where more than one series exists, each series must be preferred over all other series in respect of assets specifically allocated to such series.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-874-3733.





TABLE OF CONTENTS                                                          Page

1.   Investment Policies                                                   2
2.   Directors and Officers                                                4
3.   Investment Advisory and Other Services                                8
4.   Portfolio Transactions                                                9
5.   Purchases, Redemptions and Shareholder Services                       11
6.   Past Performance                                                      12
7.   Taxes                                                                 13
8.   Information About the Fund                                            13

                                       1.

                               Investment Policies

Fundamental Investment Restrictions

We are subject to the following investment restrictions which cannot be changed without approval of a majority of our outstanding shares. The Portfolio may not:
(1) borrow money, except that (i) the Portfolio may borrow from banks (as defined in the Investment Company Act of 1940, as amended (the "Act")) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Portfolio may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Portfolio's investment policies as permitted by applicable law); (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Portfolio may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that the Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent the Portfolio may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of the gross assets of the Portfolio, buy securities of one issuer representing more than (i) 5% of the Portfolio's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by changes in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

Non-Fundamental Investment Restrictions. In addition to the investment restrictions above which cannot be changed without shareholder approval, we also are subject to the following non-fundamental investment policies which may be changed by the Board of

Directors without shareholder approval. The Portfolio may not: (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Directors; (4) invest in the securities of other investment companies except as permitted by applicable law; (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of the Portfolio's total assets would be invested in such securities (this restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities); (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or directors of the Fund or by one or more partners or members of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Portfolio's total assets (included within such limitation, but not to exceed 2% of the Portfolio's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange); (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities; (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Portfolio's prospectus and statement of additional information, as they may be amended from time to time; or (10) buy from or sell to any of its officers, directors, employees, or its investment adviser or any of its officers, directors, partners or employees, any securities other than shares of the Portfolio's common stock.

Under normal circumstances, at least 65% of the Portfolio's total assets will consist of investments in mid-cap companies, determined at the time of purchase. "Mid-cap" companies are defined for this purpose as companies whose outstanding equity securities have an aggregate market value of between $500,000,000 and $5,000,000,000.

Although it has no current intention to do so, the Portfolio may invest in financial futures and options on financial futures.

Portfolio Turnover Rate. For the first year of operation, our portfolio turnover is expected to be between 30% and 75%.

                                       2.

                             Directors and Officers

The following director is a partner of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. He has been associated with Lord Abbett for over five years and is also an officer and/or director or trustee of the other Lord Abbett-sponsored funds. He is an "interested person" as defined in the Act.

Robert S. Dow, age 54, Chairman and President

The following outside directors are also directors or trustees of the other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Time Warner Inc.
1271 Avenue of the Americas
New York, New York

Senior Adviser, Time Warner Inc. Formerly, Acting Chief Executive Officer of Courtroom Television Network (1997-1998). Formerly President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991-1997). Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 57.

William H.T. Bush
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Co. Age 60.

Robert B. Calhoun, Jr.
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners and President of The Clipper Group, both private equity investment funds. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 68.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 73.

C. Alan MacDonald
Directorship, Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly, General Partner, The Marketing Partnership, Inc., a full service marketing consulting firm (1994-1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). His career spans 36 years at Stouffers and Nestle with 18 of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J.B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 65.

Hansel B. Millican, Jr.
Rochester Button Company
1328 Broadway (Suite 816)
New York, New York

President and Chief Executive Officer of Rochester Button Company. Currently serves as Director of Polyvision Corporation. Age 70.

Thomas J. Neff
Spencer Stuart
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, an executive search consulting firm. Currently serves as a Director of Ace, Ltd. (NYSE). Age 61.

The second column of the following table sets forth the compensation accrued for the Fund's outside directors. The third column sets forth information with respect to the equity-based benefits accrued for outside directors/trustees maintained by the Lord Abbett-sponsored funds. The fourth column sets forth the total compensation payable by such funds to the outside directors/trustees. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer.

                                  For the Fiscal Year Ended December 31, 1998
                                  -------------------------------------------
(1)                              (2)                        (3)                        (4)

                                                            Pension or                 For Year Ended
                                 Proposed                   Retirement Benefits        December 31, 1998
                                 Aggregate                  Accrued by the             Total Compensation
                                 Compensation               Fund and                   Accrued by the Fund
                                 Accrued by                 Twelve Other Lord          and Twelve Other Lord
                                 the                        Abbett-sponsored           Abbett-sponsored
Name of Director                 Portfolio (1)              Funds (2)                  Funds (3)
----------------                 -------------              ------------------         ---------------------

E. Thayer Bigelow                $1,000                     $17,068                    $57,400
William H.T. Bush*               $1,000                     $0                         $27,500
Robert Calhoun, Jr.**            $1,000                     $0                         $33,500
Stewart S. Dixon                 $1,000                     $32,190                    $56,500
John C. Jansing                  $1,000                     $45,085(4)                 $55,500
C. Alan MacDonald                $1,000                     $30,703                    $55,000
Hansel B. Millican, Jr.          $1,000                     $37,747                    $55,500
Thomas J. Neff                   $1,000                     $19,853                    $56,500

  *Elected effective August 13, 1998.
**Elected effective June 17, 1998.


1. Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. The Portfolio has not begun paying such fees. When the Portfolio starts to pay such fees, a portion of the fees payable by the Portfolio to its outside directors/trustees will be deferred under a plan that deems the deferred amounts to be invested in shares of the Portfolio for later distribution to the directors/trustees.

2. The amounts in Column 3 were accrued by the Lord Abbett-sponsored funds for the year ended December 31, 1998, with respect to the equity based plans established for independent directors in 1996. This plan superseded a previously approved retirement plan for all future directors. Current directors had the option to convert their accrued benefits under the retirement plan. All of the outside directors except one made such an election.

3. This column shows aggregate compensation, including directors' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1998.

4. Mr. Jansing chose to continue to receive benefits under the retirement plan which provides that outside directors/trustees may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.


Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Brown, Carper, Hilstad, Hudson, Morris, Towle and Walsh are partners of Lord Abbett; the others are employees:

Executive Vice Presidents:
W. Thomas Hudson, Jr., age 56

Edward K. von der Linde, age 38

Christopher Taylor, age 40 (Managing Director of Fuji Lord-Abbett International, Ltd.)

Christopher J. Towle, age 41


Vice Presidents:
Paul A. Hilstad, age 56, Vice President and Secretary (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.)

Zane E. Brown, age 47

Daniel E. Carper, age 47

Lawrence H. Kaplan, age 42 (with Lord Abbett since 1997-formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc. from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.)

 Robert G. Morris, age 54

A. Edward Oberhaus, age 39

Keith F. O'Connor, age 43

John J. Walsh, age 63

Treasurer :
Donna M. McManus, age 38, (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP).

The Fund's By-Laws provide that the Fund shall not hold an annual meeting of stockholders unless one or more matters are required to be acted on by shareholders under the Act or unless called by a majority of the Board of Directors by the holders of at least one-quarter of the shares of the Fund outstanding and entitled to vote at the meeting.

As of October 31, 1998 our directors and officers, as a group, owned less than 1% of our outstanding shares.

                                       3.

                     Investment Advisory and Other Services

As described under "Our Management" in the Prospectus, Lord Abbett is the investment manager for the Portfolio. The general partners of Lord Abbett who are officers and/or directors of the Fund, are: Zane E. Brown, Daniel E. Carper, Robert S. Dow, Paul A. Hilstad, W. Thomas Hudson, Jr., Robert G. Morris, Christopher J. Towle and John J. Walsh. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. The other general partners of Lord Abbett who are neither officers nor directors of the Fund are Stephen I. Allen, John E. Erard, Robert P. Fetch, Daria L. Foster, Robert Gerber, Stephen I. McGruder, Michael McLaughlin, Robert J. Noelke and R. Mark Pennington.

The services performed by Lord Abbett are described under "Our Management" in the Prospectus. Under the Management Agreement, the Portfolio is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1%.

Although not obligated to do so, Lord Abbett has waived or may waive all or part of its management fees and has assumed or may assume other expenses of the Portfolio.

As discussed in the Prospectus under "Our Management," the Portfolio is contingently obligated to repay to Lord Abbett the amounts of such assumed other expenses.

The Portfolio pays all expenses not expressly assumed by Lord Abbett, including, without limitation, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent auditors of the Fund and must be approved at least annually by our directors to continue in such capacity. Deloitte & Touche LLP perform audit services for the Fund including the examination of financial statements included in our annual report to shareholders.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York 10286, is the Fund's custodian.

                                       4.

                             Portfolio Transactions

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Fund may pay, as described below, a higher commission than some brokers might charge on the same transaction. This policy governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett.

In transactions on stock exchanges in the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Fund's portfolios usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked prices. When commissions are negotiated, we pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commission on particular trades, we pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market, proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of our brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund; and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

                                       5.

                 Purchases, Redemptions and Shareholder Services

Securities in the Fund's portfolios are valued at their market values as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors. All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the mean between the buying and selling rates of such currencies against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Fund's Board of Directors. The Board of Directors will monitor, on an ongoing basis, the Fund's method of valuation.

Information concerning how we value our Shares for the purchase and redemption of our Shares is described in the Prospectus under "Purchases and Redemptions."

As disclosed in the Prospectus, we calculate our net asset values and are otherwise open for business on each day that the NYSE is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund has entered into a distribution agreement with Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor"), under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

Shareholder Servicing Plan. As described in the Prospectus, under the Shareholder Servicing Plan (the "Plan"), the Portfolio, on behalf of the Class, may make payments to Lord Abbett Distributor for remittance to a Life Company for certain shareholder servicing activities of such Life Company, provided that such remittances in the aggregate do not exceed 0.25 of 1%, on an annual basis, of the average daily net asset value of shares of the Portfolio sold to such Life Company to be used as the underlying investment for variable life insurance and variable annuity contracts ("Variable Contracts").

The Plan is intended to provide additional incentives to Life Companies to provide continuiing information and investment services to variable life insurance policyholders and variable annuity contract owners who invest in the Portfolio and to encourage such persons to remain invested in the Portfolio. Variable annuity contract owners should refer to the fee table section of their separate account prospectuses for further information with respect to the effect of the Plan on their annuity contract expenses.

                                       6.

                                Past Performance

The Portfolio computes the average annual compounded rate of total return for the Variable Contract Class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by $1,000, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge (as described in the next paragraph) from the amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at net asset value. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

The Portfolio's yield quotation for each class is based on a 30-day period ended on a specified date, computed by dividing the Portfolio's net investment income per share earned during the period by such Portfolio' maximum offering price per share on the last day of the period. This is determined by finding the following quotient: take the dividends and interest earned during the period minus its expenses accrued for the period and divide by the product of (i) the average daily number of Class shares outstanding during the period that were entitled to receive dividends and (ii) the Portfolio's maximum offering price per share on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.

                                      Taxes

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Under such provisions, the Fund will not be subject to Federal income tax on that part of its net ordinary income and net realized capital gains which it distributes to shareholders. The Portfolio will be treated as a separate entity for Federal income tax purposes and, therefore, the investments and results of the Portfolio are determined separately for purposes of determining whether the Fund qualifies as a regulated investment company and for purposes of determining the Fund's net ordinary income (or loss) and net realized capital gains (or losses). To qualify for treatment as a regulated investment company, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities and certain other related income.

                                       8.

                           Information About the Fund

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment account. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund trades in such security, profiting from trades of the same security within 60 days and trading on material non-public information. The Code imposes similar requirements and restrictions on the independent directors of the Fund to the extent contemplated by the recommendations of such Advisory Group.